UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018
(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

BCA Amendment

On April 18, 2026, Athena Technology Acquisition Corp. II, a Delaware corporation (“Athena”), and Ace Green Recycling, Inc., a Delaware corporation (“Ace Green”), entered into a Second Amendment to Business Combination Agreement (the “BCA Amendment”), pursuant to which the Business Combination Agreement, dated as of December 4, 2024 (as amended by the First Amendment thereto dated as of March 19, 2026, the “Existing BCA” and as amended by the BCA Amendment, the “BCA”), was amended to include a form of certificate of incorporation of New Ace Green (as defined in the BCA) reflecting an increase in the number of authorized shares of preferred stock that New Ace Green will be authorized to issue from 1,000,000 to 5,000,000 to allow for the issuance of its 12.0% Series A Cumulative Convertible Preferred Stock in connection with the PIPE Investment (as defined herein), as well as the issuance of additional shares for potential future fundings.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the BCA Amendment, which is filed as Exhibit 2.1 hereto.

PIPE Investment

On April 21, 2026, Athena and Ace Green entered into securities purchase agreements (the “Purchase Agreements”) with certain third-party investors (the “PIPE Investors”), pursuant to which, among other things, the PIPE Investors agreed to purchase (i) a total of 3,333,333 shares of New Ace Green’s 12.0% Series A Cumulative Convertible Preferred Stock, par value of $0.0001 per share (the “Series A Preferred Stock”), which will be convertible into shares of common stock of New Ace Green at an initial conversion price of $12.00 per share, subject to certain adjustments and limitations, and (ii) warrants to purchase 5,000,000 shares of common stock of New Ace Green at an initial exercise price of $12.00 per share (the “PIPE Warrants”) for an aggregate purchase price of $32,000,000 (the “PIPE Investment”) . The PIPE Investors will also each receive a pro rata portion of 1,000,000 shares of common stock of New Ace Green issued as additional consideration for participating in the PIPE Investment.

The Purchase Agreements provide that the closing of the PIPE Investment is expected to occur concurrently with the consummation of the business combination contemplated by the BCA (the “Business Combination”), subject to the satisfaction of customary closing conditions, including that the shares of New Ace Green common stock have received approval for listing on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange. The proceeds are intended to support the Business Combination.

The Purchase Agreements contain customary representations, warranties and agreements by Athena, Ace Green and the PIPE Investors, as well as customary indemnification provisions.

The foregoing summary of the Purchase Agreements is qualified in its entirety by reference to the full text of the Form of Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The shares of Series A Preferred Stock and the PIPE Warrants to be issued by New Ace Green and sold to the PIPE Investors pursuant to the Purchase Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

The disclosure set forth above in relation to the Purchase Agreements in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

Registration Rights Agreement

In connection with the PIPE Investment, on April 21, 2026, Athena entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investors pursuant to which Athena agreed to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements to register for resale certain shares of New Ace Green common stock (and, if applicable, the shares of New Ace Green common stock issuable upon exercise of the PIPE Warrants or conversion of the shares of Series A Preferred Stock) held by the PIPE Investors, subject to customary exceptions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Press Release

On April 23, 2026, Athena and Ace Green issued a press release relating to the PIPE Investment. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains statements regarding Athena, Ace Green, Athena’s proposed business combination with Ace Green (the “Business Combination”) and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this report concerning (i) Athena’s or Ace Green’s expected future financial position, business strategy, production capacity, competitive positions, growth opportunities, plans and objectives of management and (ii) the expected benefits of the Business Combination, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Athena and Ace Green are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

●	Ace Green has a limited operating history at scale and is developing a flagship and new facility in the United States; scaling up its operations and expansion in the U.S. may carry uncertainties and pose liquidity risks to Ace Green;

●	Ace Green may not be able to secure adequate capital to execute its business plan;

●	If Ace Green is unable to overcome the workforce and engineering challenges arising from scaling up production from its existing capacities, it may not succeed in executing its growth and expansion plans;

●	Successful or timely implementation of Ace Green’s planned U.S. facility may be delayed due to licensing or regulatory issues;

●	A large portion of Ace Green’s profit is derived from a relatively small number of major customers, and its business, financial condition, and results of operations could be materially and adversely affected if its key customers fail to meet their contractual obligations;

●	Prices for recovered materials are subject to global market fluctuations and price instability may negatively impact Ace Green’s financial performance;

●	Ace Green relies on third-party vendors for key machineries and failure to acquire and maintain them may adversely disrupt its operations;

●	A decline in green energy adoption may inhibit future recycling opportunities and may result in decreased demand for Ace Green’s products;

●	Ace Green’s proprietary know-how may be rivaled by competitors, which may erode the technological edge it has established;

●	Unfavorable economic or geopolitical conditions could constrain Ace Green’s expansion, inhibit its further growth and otherwise have a material adverse effect on its business, results of operations, prospects and financial condition;

●	Athena and Ace Green may not obtain the requisite stockholder approvals for the Business Combination;

●	Nasdaq may not list the common stock of the surviving company following the Business Combination, which could limit investors’ ability to effect transactions following the Business Combination;

●	An event, change or other circumstance could result in the termination of the Business Combination;

●	A condition to the closing of the Business Combination may not be satisfied;

●	There may be delays in completing the Business Combination;

●	Any announcement or news coverage relating to the Business Combination could have adverse effects on the market price of Athena common stock or Ace Green common stock;

●	The risk of litigation related to the merger; and

●	Other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of Athena’s most recent Annual Report on Form 10-K, and other risks as identified from time to time in its SEC reports.

All of the forward-looking statements Athena and Ace Green make in or in connection with this report are qualified by the information contained or incorporated by reference in a registration statement filed by Athena and Ace Green on Form S-4, that includes a proxy statement and a prospectus, to register the shares of Athena stock that will be issued to Ace Green’s stockholders (the “Registration Statement”). For additional information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages 18 and 208, respectively, of the Registration Statement.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Athena nor Ace Green undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This report is not intended to be, and shall not constitute, an offer to buy, subscribe for or sell or the solicitation of an offer to buy, subscribe for or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

This report is being made in respect of the Business Combination between Athena and Ace Green. In connection with the Business Combination, Athena and Ace Green filed with the SEC the Registration Statement, as well as other relevant documents regarding the Business Combination. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT REGARDING THE TRANSACTION THAT HAS BEEN FILED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement, as well as other filings containing information about Athena, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Athena by calling (970) 925-1572.

PARTICIPANTS IN THE SOLICITATION

Athena, Ace Green and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its respective stockholders in respect of the Business Combination contemplated by the Registration Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Athena in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Registration Statement filed with the SEC. Information regarding Athena’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is or will be contained in the Registration Statement and other relevant materials filed or to be filed with the SEC regarding the Business Combination when such materials become available. Investors and security holders should read the Registration Statement carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Second Amendment to Business Combination
10.1+#	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated April 23, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

+	Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted (indicated by “[***]”) as Athena has determined that the omitted information (i) is not material and (ii) the type of information that Athena customarily and actually treats as private or confidential.

#	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). Athena agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; Athena may, however, request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer and Chairperson of the Board of Directors